THE GROWTH FUND OF AMERICA, INC.

  One Market, Steuart Tower, Suite 1800  San Francisco, California 94105-1409
                            Telephone (415) 421-9360


The Growth Fund of America, Inc.

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $31,898
------------------ --------------------------------
------------------ --------------------------------
Class B              -
------------------ --------------------------------
------------------ --------------------------------
Class C              -
------------------ --------------------------------
------------------ --------------------------------
Class F            $4,413
------------------ --------------------------------
------------------ --------------------------------
Total              $36,311
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $455
------------------ --------------------------------
------------------ --------------------------------
Class 529-B          -
------------------ --------------------------------
------------------ --------------------------------
Class 529-C          -
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $13
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $1
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $2
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $63
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $218
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $109
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $336
------------------ --------------------------------
------------------ --------------------------------
Total              $1,197
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.0190
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B                -
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C                -
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.0435
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.0439
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B            -
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C            -
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.0286
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.0298
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.0087
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.0250
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.0413
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.0537
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.0621
-------------------- -------------------------------------------









Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            1,834,996
------------------ ----------------------------------
------------------ ----------------------------------
Class B               158,662
------------------ ----------------------------------
------------------ ----------------------------------
Class C               125,756
------------------ ----------------------------------
------------------ ----------------------------------
Class F               166,047
------------------ ----------------------------------
------------------ ----------------------------------
Total              2,285,461
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A             18,189
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B               5,400
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C               6,143
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E               1,016
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F                  236
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1                 1,030
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2               13,715
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3               33,242
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4               17,875
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5               13,170
------------------ ----------------------------------
------------------ ----------------------------------
Total                 110,016
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $22.49
----------------------- -------------------------
----------------------- -------------------------
Class B                 $22.00
----------------------- -------------------------
----------------------- -------------------------
Class C                 $21.96
----------------------- -------------------------
----------------------- -------------------------
Class F                 $22.41
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $22.47
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $22.20
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $22.21
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $22.37
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $22.45
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $22.28
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $22.26
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $22.35
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $22.44
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $22.52
----------------------- -------------------------